Exhibit 99.2

NEUROGENE | neoleukin™ THERAPEUTICS



Merger Announcement

July 2023

Disclaimer

Forward Looking Statements

Certain statements in this presentation ("Presentation") may constitute "forward-looking statements" within the meaning of the federal securities laws, including the U.S. Private Securities Litigation Reform Act of 1995, concerning Neoleukin Therapeutics, Inc. ("Neoleukin"), Neurogene Inc. ("Neurogene"), a proposed concurrent financing and the proposed business combination between Neoleukin and Neurogene ("Proposed Transaction") and other matters. These forward-looking statements include, but are not limited to, express or implied statements regarding Neoleukin's or Neurogene's expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the Proposed Transaction and the expected effects, perceived benefits or opportunities and related timing with respect thereto, expectations regarding or plans for preclinical studies, clinical trials and research and development programs, in particular with respect to NGN-101 and NGN-401, and any developments or results in connection therewith; the anticipated timing of the results from those studies and trials; expectations regarding the use of proceeds and the time period over which Neurogene's capital resources will be sufficient to fund its anticipated operations; expectations regarding the market and potential opportunities for complement therapies, in particular with respect to NGN-101 and NGN-401; and the expected trading of the combined company's stock on the Nasdaq Capital Market ("Nasdaq") under the ticker symbol "NGNE." In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "opportunity," "potential," "milestones," "runway," "will," "anticipate," "believe," "continue," " could," "estimate," " expect," " intend," "may," "might," "plan," "possible," "potential," "predict," "project," " should," " strive," "would," "aim," "target," "commit," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are based on current expectations and assumptions that, while considered reasonable by Neoleukin and its management or Neurogene and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risk that the conditions to the closing or consummation of the Proposed Transaction are not satisfied, including the failure to obtain stockholder approval for the Proposed Transaction; the risk that the concurrent financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the Proposed Transaction and the ability of each of Neoleukin and Neurogene to consummate the transactions contemplated; risks related to Neoleukin's continued listing on Nasdaq until closing of the Proposed Transaction and the combined company's ability to remain listed following the Proposed Transaction; risks related to Neoleukin's and Neurogene's ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transaction, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company's cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the business combination on Neoleukin's or Neurogene's business relationships, operating results and business generally; costs related to the Proposed Transaction; the outcome of any legal proceedings that may be instituted against Neoleukin, Neurogene or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; the ability of Neoleukin or Neurogene to protect their respective intellectual property rights; competitive responses to the Proposed Transaction; unexpected costs, charges or expenses resulting from the Proposed Transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transaction; and legislative, regulatory, political and economic developments; and those uncertainties and factors set forth in the sections entitled "Risk Factors," and "Forward-Looking Statements" in Neoleukin's Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the "SEC") on March 20, 2023 and its other filings with the SEC, as well as factors associated with companies, such as Neurogene, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of Neoleukin's or Neurogene's assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. It is not possible to predict or identify all such risks. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Neoleukin nor Neurogene undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or in the events, conditions or circumstances on which any such statement is based. This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in Neoleukin or Neurogene.

No Offer or Solicitation

This Presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Disclaimer *(Cont.)*

Important Additional Information About the Proposed Transaction and Where to Find It

This Presentation is not a substitute for the registration statement or for any other document that Neoleukin may file with the SEC in connection with the Proposed Transaction. In connection with the Proposed Transaction, Neoleukin intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Neoleukin. NEOLEUKIN URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEOLEUKIN, NEUROGENE, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Neoleukin, when they become available, through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders should note that Neoleukin communicates with investors and the public using its website (www.Neoleukin.com) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Neoleukin with the SEC and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Proposed Transaction.

Participants in the Solicitation

Neoleukin, Neurogene and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction. Information about Neoleukin's directors and executive officers is included in Neoleukin's most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the Proposed Transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Industry and Market Data

Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Neurogene's own internal estimates and research. In this Presentation, Neoleukin and Neurogene rely on, and refer to, publicly available information and statistics regarding market participants in the sector in which Neurogene competes and other industry data. Any comparison of Neurogene to any other entity assumes the reliability of the information available to Neurogene. Neurogene obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this Presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Neurogene believes its internal research is reliable, such research has not been verified by any independent source and neither Neoleukin nor Neurogene has independently verified the information.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Neoleukin and Neurogene will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Merger Creates Clinical-Stage Genetic Medicines Company with Multiple Value Creating Events

neoleukin THERAPEUTICS → NEUROGENE

Neurogene Opportunity	• Provides Neoleukin shareholders the opportunity to participate in the potential upside of the evolving Neurogene growth story
Differentiated Genetic Medicines Portfolio	• Two clinical-stage candidates including NGN-401, which uses EXACT gene regulation technology for potential best-in-class profile in Rett syndrome • Discovery pipeline leveraging EXACT technology
Potential for Significant Value-Driving Catalysts	• Preliminary data from two clinical programs expected throughout 2H:24, with additional data from Rett syndrome program in 2H:25
Healthy Balance Sheet Supports Projected Runway Into 2H:26	• Combined company expected to have ~$200 million in cash and cash equivalents upon closing; expected to fund operations into 2H:26

EXACT = Expression Attenuation via Construct Tuning

Merger of Neurogene and Neoleukin

Transaction Summary	• Neurogene to merge with Neoleukin via an all stock transaction which is expected to close in 4Q:23
	• Combined company expected to have a cash balance of ~$200 million at close expected to fund company into 2H:26
	  • Includes $95 million from oversubscribed concurrent private financing by new and existing healthcare-dedicated specialist and mutual fund institutional investors
	• CVR agreements provide additional consideration to Neoleukin stockholders for lease obligation and/or sale of legacy assets
	• Upon close, combined company is expected to be renamed "Neurogene Inc." trading as Nasdaq: NGNE
	• The Boards of Directors of both companies have approved of and recommended the Proposed Transaction, which is subject to stockholder approval and other customary closing conditions
	• Expected pro forma ownership of Neurogene and Neoleukin's respective stockholders upon closing:
	  • ~84% Neurogene, including investors purchasing Neurogene shares in the concurrent private financing
	  • ~16% Neoleukin, subject to adjustment based on Neoleukin's net cash at closing

Overview	• Combined company to focus on advancing Neurogene's pipeline of differentiated genetic medicines designed to address several key limitations of conventional gene therapy for rare CNS disorders
Management & Board	• Existing Neurogene management team to lead the combined company • New Board of Directors will include seven members, including five board members selected by Neurogene and two board members selected by Neoleukin

NEUROGENE

CVR = contingent value right; CNS = central nervous system

Neurogene is a Differentiated Clinical Stage Company Utilizing EXACT Technology to Treat Complex Neurological Diseases

- Novel EXACT technology designed to overcome key limitations of conventional gene therapy
- Pipeline addresses attractive market opportunities including Rett syndrome
- Internal manufacturing provides financial and strategic pipeline flexibility
- 2H:26 cash runway enables operations beyond clinical inflection points

NEUROGENE

Neurogene Pipeline

Transgene Regulation | CNS + Ocular Delivery

Product Candidate	Indication	Discovery	IND Enabling	Phase I/2	Near-Term Expected Milestones
NGN-401	Rett Syndrome				Preliminary Data 4Q:24, Additional Data 2H:25
Early Discovery	Undisclosed				Initiate Clinical Study 2025
NGN-101	CLN5 Batten Disease				Preliminary Data 2H:24

NEUROGENE IND = investigational new drug.

EXACT Developed to Solve the Limitations of Conventional Gene Therapy in Complex Neurological Disorders

Today's Gene Therapy is Limited By:	Neurogene's Solutions:	
Variable Gene Expression	**Novel, modular EXACT gene regulation technology and other regulatory elements** designed to optimize transgene expression to maximize the therapeutic window	
Safety Limitations	**Novel and proprietary EXACT gene regulation technology** designed to avoid transgene related toxicity associated with conventional gene therapy	
Inefficient Gene Delivery	Select **ICV delivery approach** to maximize **AAV9** distribution to target CNS tissues	Design products to **maximize potency and purity** for optimized efficacy/safety profile

ICV = intracerebroventricular

Wholly-Owned and Fully Integrated In-House AAV Manufacturing


42,000 sq ft facility in Houston, with 6,000 sq ft of cleanrooms

- Flexibility to manufacture AAV product at low cost
- Manufacturing capability from research through clinical grade, and designed for commercial-grade product, avoiding potential future comparability challenges
- Own product quality and development timelines
- Process development expertise supports both HEK293 and Sf9/rBV manufacturing platforms
- Flexibility to rapidly adapt CMC execution to program needs


GMP Manufacturing
Toxicology Batch Manufacturing
Process Development
Quality Assurance
Quality Control
Analytical Development
NGN-401 Produced and Ready For Dosing

AAV = Adeno-associated virus

Experienced Leadership Team Backed by Top Tier Investors

Management Team

Rachel McMinn, Ph.D.
Founder and CEO

Christine Mikail, J.D.
President and CFO

Stuart Cobb, Ph.D.
CSO

Ricardo Jimenez
SVP, Technical Operations

Albena Patroneva, M.D.
SVP, Clinical Development

Effie Albanis, M.D.
SVP, Early Clinical and Translationall Research

Andrew Mulberg, M.D.
SVP, Regulatory Affairs

Arvind Sreedharan
SVP, Business Operations

Backed by a Syndicate of Thought-Leading Investors

Healthcare Investment Fund

NGN-401 for Rett Syndrome

Leveraging EXACT gene regulation technology

Rett Syndrome – Devastating Disorder with High Unmet Need



Genetics
- X-Linked disorder causing mutations in the gene encoding for methyl-CpG binding protein 2 (MeCP2)
- One of the most common genetic causes of developmental and intellectual impairment in females
- Unknown incidence in boys, but typically lethal by ~3 years of age due to no healthy copy of MeCP2

Compelling Market Opportunity
- U.S. prevalence - ~6,000-9,000 patients
- WW Incidence - 1:10,000-1:15,000 live female births

High Unmet Need
- There are available treatments for Rett syndrome
- Significant unmet need remains for new treatment options

NEUROGENE

U.S. prevalence estimate based on published incidence rates; Laurvick CL, et al. J Pediatr 2006;148(3):347–35.
WW incidence estimate based on published incidence rates; Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132.

Cardinal Clinical Features of Rett Syndrome

Inability to Communicate

- Loss of purposeful hand use & involuntary hand movements
- Loss of spoken language

Impaired Fine and Gross Motor Skills

- Loss of hand function
- Gait abnormalities
- Ambulation requiring assistance or non-ambulatory

Autonomic Dysfunction

- Severe apnea episodes
- Hyperventilation
- Constipation
- Difficulty swallowing
- Sleep disturbance

Additional Disease Manifestations

- Seizures
- Anxiety
- Scoliosis
- Muscle contractures

- After a period of developmental regression up to ~4 yrs., symptoms are relatively stable in the 4-10 yr. range, with significant worsening with puberty
- Death typically due to respiratory infection or sudden death in 40s-50s

Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132.

Rett Syndrome Treatment Requires Tight Gene Regulation

Rett Syndrome*



Too little
gene expression drives disease

- ~50% of cells express WT levels of MeCP2
- ~50% are MeCP2 **deficient**



Balanced treatment goal

MeCP2 Duplication Disorder**



Too much
gene expression drives disease

- ~100% cells express **2x** MeCP2 levels

- Rett syndrome (RTT) is a severe neurological disorder caused by mosaic mutations in X-linked MeCP2 gene
- Mice modeling RTT recapitulate many neurological phenotypes observed clinically; disease reversibility has been demonstrated in both immature and mature adult animals

NGN-401 is designed to deliver therapeutic levels of MeCP2 to deficient cells while maintaining a non-toxic level in unaffected cells

*Represents female Rett syndrome; **Represents male duplication disorder; WT = wildtype
Pini G. et al. Orphanet Journal of Rare Diseases (2016) 11:132.

EXACT Acts As a Genetic Thermostat, Limiting Transgene Expression

- EXACT miRNA controls transgene levels to targeted range
- Regulatory elements designed to avoid off-target effects
- EXACT enables gene therapy for Rett syndrome and other complex disorders



Promoter
Nonmammalian miRNA
Transgene
Recognition sites (s)
TRANSCRIPTION
TRANSLATION
Protein Expressed

EXACT Widens Therapeutic Window to Enable Gene Therapy for Rett Syndrome



Variable AAV Transduction
EXACT Dampens Overexpression
Wide Therapeutic Window
Endogenous
Endogenous+NGN-401
Deficient
Deficient +NGN-401
Well tolerated in animal models
Shows efficacy in gold standard model
Functional MeCP2 protein levels



- ~50% of cells express WT levels of MeCP2
- ~50% are MeCP2 **deficient**

NGN-401 Demonstrates Efficacy and Safety in Mecp2 Mouse Models

ICV Delivery of NGN-401 Delivers Targeted MeCP2 Levels


AAV9
capsid
Promoter
EXACT
miRNA
Full length
human MECP2
EXACT
recognition sites

Survival in Male Knockout


100
75
50
25
0
Survival (%)
9
23
37wks
0
5
10
15
20
25
30
35
40
45
50
Age (weeks)

Survival in Female Het


100
75
50
25
0
Survival (%)
0
5
10
15
20
25
Age (weeks)


NGN-401 (regulated)
EXACT1
MECP2
unregulated
MECP2

NGN-401 1e11 vg
NGN-401 3e11 vg
unregulated 1e11 vg
Unregulated 3e11 vg

WT + Vehicle
Male or female + Vehicle

NEUROGENE

Het=heterozygous for Mecp2, mirroring genetic makeup of human females with Rett syndrome

NGN-401 Preclinical Data Enabled Pediatric Clinical Approach

Strong efficacy, favorable safety

DEMONSTRATED CONTROLLED MeCP2 LEVELS

Delivery of full-length MeCP2

MAXIMIZES THERAPEUTIC POTENTIAL

Robust MeCP2 levels to key brain areas

PROVIDES TRANSLATIONAL FOUNDATION FOR HUMANS

No evidence of off target of MeCP2 tox

GENERATED COMPREHENSIVE SAFETY PACKAGE

Neurogene has received FDA clearance to directly dose pediatric patients

NEUROGENE

Clinical Study For NGN-401 Designed to Evaluate Pediatric Population



Dosing Initiates
2H:23
Cohort 1
N=5
Study expansion

- **Starting dose bracketed by two efficacious mouse doses, with > 4x safety margin from GLP tox study**
- **Preparing for dose escalation, and cohort expansion to generate additional clinical data**
- **Key assessments at 3, 6, 12 months**

Key Eligibility Criteria

- Female, age ≥4 to ≤10 years with Classic Rett syndrome
- Clinical diagnosis & genetic confirmation of pathogenic MeCP2 mutations
- Clinical Global Impression-Severity (CGI-S) score of 4-6

Efficacy Assessments of Interest

Autonomic Function	Objective device to monitor breathing and heart rate variability
Hand Function	Physician assessment of improvement
Communication	Physician assessment of improvement
Gross Motor Function	Physician assessment of improvement

NEUROGENE GLP = Good Laboratory Practice

NGN-101 for CLN5 Batten Disease

Treating both CNS and vision through dual route of administration

CLN5 Batten Disease - Fatal Neurodegenerative With No Disease Specific Treatment Options

CLN5 Batten disease has no available treatment options

Brineura, approved globally for a similar indication, CLN2, has transformed clinical outcomes in Batten disease



Vision deterioration over time leading to blindness and involuntary, rapid, and rhythmic eye movements *(nystagmus)*
Difficulty coordinating movements of the **muscles** *(ataxia)*
Recurrent muscle jerking and twitching *(myoclonus)*
Loss of previously acquired gross motor skills *(developmental regression)*
Recurrent seizures or epilepsy
Decline in intellectual function and cognition
Loss of language
Speech impairment, **loss of ability to eat independently**, sometimes requiring a feeding tube
Loss of fine motor skills

Simonati A et al. Phenotype and natural history of variant late infantile ceroid-lipofuscinosis 5. Dev Med Child Neurol. 2017 Aug;59(8):815-821.

NGN-101 Dual Delivery Supported by Compelling Preclinical data

Dual route of administration

First clinical gene therapy study targeting both neurodegeneration and vision loss





NGN-101 product design
AAV9 capsid
Promoter
Full length Human CLN5

NGN-101 dosing (ICV+IVT) in CLN5 knockout sheep

Combination dosing leads to halting of disease progression



Clinical score (/24)
30
20
10
0
0
5
10
15
20
25
Age (months)
CLN5+/- Control
CLN5-/- Untreated
CLN5-/- Treated
NGN-101 dosing

Clinical Study Design For NGN-101 Addresses Vision and CNS


Enrolling
High dose
Fully enrolled
Low dose
Cohort 2
Cohort 1
N=4
N=2

- **Dose selection based on sheep studies showing significant treatment effects**
- **Key assessments every 6 and 12 months**

Key Eligibility Criteria

- Age ≥3 to ≤9 years
- Genetic diagnosis of CLN5
- Onset of disease ≤5 years of age
- Score of ≥1 on the Hamburg motor domain at minimum, the equivalent of 20/200 visual acuity or better at the time of screening

Efficacy Endpoints/Markers of Interest

Optical Coherence Tomography (OCT)	Preservation of key retinal layers is a leading indicator of vision stability
Visual Acuity	Stability in treated eye vs. worsening in untreated eye would provide evidence of functional improvement
Hamburg Motor Scale	Scale has been used previously to support BMRN's ERT Brineura® for CLN2 disease

NEUROGENE ERT = Enzyme replacement therapy

NGN-101 — Defining a Registration Path

Regulatory meeting focused on finalizing CMC plans expected toward end of 2023

Potency Assay

Potency assay alignment necessary prior to finalization registration study

Improved Manufacturing Process

Neurogene made drug product has substantially improved profile to Phase 1/2 drug product

Regulatory interactions to define a registration path planned for 1H:24

Sheep model shows vision loss precedes motor deterioration



Frequency
Age
0
2
4
6
8
5
10
15
20
Loss of vision
Movement
Auditory function
Mentation
Behaviour
Inducible tremors

Preliminary natural history data recapitulates sheep data

NEUROGENE

Key Value Creation Events

Key Upcoming Anticipated Milestones and Pipeline Developments

Rett syndrome (NGN-401)

- First patient dosing 2H:23
- Preliminary Phase 1/2 clinical data 4Q:24
- Additional Phase 1/2 clinical data 2H:25

CLN5 Batten disease (NGN-101)

- FDA feedback on CMC (toward end of 2023) and clinical trial design (1H:24) to inform registration requirements
- Preliminary Phase 1/2 clinical data 2H:24

Early-stage discovery

- Advance one program to first-in-human clinical trial (2025)

Approximately $200 million cash on hand at close* expected to fund operations into 2H:26

*Includes $95 million proceeds expected from concurrent private financing.

Why Neurogene?

- Unlocking multi-billion dollar neurological disease markets
- Proprietary capabilities and technology enable addressing complex diseases
- Strategy focused on efficiency and maximizing probability of success
- Leadership team with deep operational, technological and clinical experience
- Leading life sciences investor syndicate
- Strong balance sheet and fiscally disciplined approach

NEUROGENE

NEUROGENE | neoleukin THERAPEUTICS

Appendix



EXACT Technology Mechanism of Action

- When high vector uptake occurs, miRNA more robustly binds excess transcripts preventing translation
- Transgene derived protein expression remains at targeted levels



Promoter
Nonmammalian miRNA
Transgene
Recognition sites (s)
TRANSCRIPTION
TRANSLATION
Protein Expressed

NEUROGENE

NGN-401 Demonstrates Tight MECP2 Regulation That Translates to Compelling Outcomes in a Knockout Mouse Model

ICV Delivery of NGN-401 Delivers Targeted MECP2 Levels

AAV9 capsid


Promoter
EXACT miRNA
Full length human MECP2
EXACT recognition sites

Survival


100
75
50
25
0
Survival (%)
9
23
37wks
0 5 10 15 20 25 30 35 40 45 50
Age (weeks)

Clinical Score*


WT + Vehicle
Mecp2-/y + Vehicle
Mecp2-/y + NGN-401 1e11 vg
Mecp2-/y + NGN-401 3e11 vg
30
25
20
15
10
5
0
RTT score
0 5 10 15 20 25 30
Age (weeks)

Key domains improved:
- Motor
- Gait
- Breathing

*RTT scored 0-5 for six domains: mobility, gait, clasping, breathing, tremor, body condition

NGN-401 Via ICV Delivery Well Tolerated in Multiple Studies While Conventional Unregulated Gene Therapy is Toxic

NGN-401 Well Tolerated in Female Mouse Model, Unregulated MeCP2 Highly Toxic



Survival (%)
Age (weeks)
Toxicity score
Age (weeks)
WT Vehicle (n=20)
Het Vehicle (n=13)
NGN-401 1e11 vg (n=11)
NGN-401 3e11 vg (n=17)
Unregulated 1e11 vg (n=9)
Unregulated 3e11 vg (n=10)

Tight mRNA Levels in NHPs for NGN-401, While Unregulated Has Substantially Greater Variance



Fold change over NGN-401 (copies per ug RNA)
Frontal Cortex
Motor Cortex
Sensory Cortex
Hippocampus
Striatum
Thalamus
Midbrain
Pons
Cerebellum
Spinal Cord
Liver
NGN-401 3.7 × 10^13 vg
NGN-401 1.1 × 10^14 vg
Unregulated 3.7 × 10^13 vg
Unregulated 1.1 × 10^14 vg

NGN-401 Well Tolerated in NHP studies, While Unregulated MeCP2 Demonstrates Early Toxicity



Regulated*
Unregulated
2
13
2
3
1
NCV unaltered
NCV reduced >3m/s
Complete loss of NCV response

NOTE: toxicity scoring developed to capture phenotypes associated with MeCP2 overexpression including general condition, tremor, loss of limb use.
*Regulated includes NGN-401 and another EXACT vector; data at 30 days
NCV=nerve conduction velocity; NHP = non-human primates

NGN-401 Distribution and Expression Levels in NHPs Support Encouraging Profile for Human Testing

- NGN-401 distributes to key regions underlying RTT pathophysiology in WT non-human primates
- Degree of mRNA expression tracks vector genome biodistribution of AAV9 across key brain regions
- Aggregate transgene expression below levels of endogenous MECP2 mRNA (100% of cells), avoiding overexpression concerns

Vector Biodistribution with ICV Administration Addresses Key Areas of the Brain Affected in Rett Syndrome



Motor
Sensory motor
Seizure
Speech Behavior
Autonomic
vg/µg DNA
10^8
10^7
10^6
10^5
10^4
10^3
10^2
10^1
Motor Cortex
Frontal Cortex
Sensory Cortex
Hippocampus
Cerebellum
Midbrain
Thalamus
Pons
Cervical Spinal Cord
NGN-401 3.7e13 vg
NGN-401 1.1e14 vg

NGN-401 mRNA Expression Levels Below Endogenous



Endogenous *MECP2*
copies/µg RNA
10^8
10^7
10^6
10^5
10^4
10^3
10^2
10^1
Motor Cortex
Frontal Cortex
Sensory Cortex
Hippocampus
Cerebellum
Midbrain
Thalamus
Pons
Cervical Spinal Cord

GLP Toxicology in NHPs Support Favorable Safety Profile

- NGN-401 evaluated in GLP NHP toxicology study with 90-day and 180-day cohorts
- No signs or symptoms of MeCP2 overexpression observed
- >4x safety margin relative to NGN-401 clinical starting dose in Phase 1/2
- Overall toxicology profile consistent with typical profile of intra-CSF administered AAV9 product
- Slight to minimal non-adverse pathology detected in the dorsal root ganglion (DRG) nerves
- Early and transient liver enzyme elevations observed, which resolved quickly without intervention

NEUROGENE

Clinical Study For NGN-401 – FDA Authorization to Pursue a Pediatric-First Approach

- The FDA typically requires therapies to demonstrate safety in adults prior to advancing into children
- In order to get authorization for a pediatric-first approach, a therapy must demonstrate a strong safety package **and prospect for potential therapeutic benefit**
- Based on compelling preclinical safety and efficacy data, Neurogene has received regulatory approval to directly dose pediatric patients

Standard Approach

Demonstrate safety in adults → Advance into children

Safety in adults, but efficacy may be difficult to discern until product is evaluated in children

Pediatric First Approach

Dose first in children

Requires strong safety package + Prospect for potential therapeutic benefit

Maximizes potential to determine efficacy signal early in development, accelerates relevant data

FDA = Food and Drug Administration